UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): January 13, 2004
                                                  ----------------




                        BNP Residential Properties, Inc.
             (Exact name of registrant as specified in its charter)



Maryland                              1-9496                      56-1574675
--------                              ------                      ----------
(State of incorporation)     (Commission File Number)           (IRS Employer
                                                             Identification No.)



             301 S. College Street, Suite 3850, Charlotte, NC 28202
               (Address or principal executive offices, Zip Code)


Registrant's telephone number  704/944-0100















                                                 Total number of pages: 4


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Item 5.  Other Events and Regulation FD Disclosure

     On January 13, 2004, BNP Residential Properties, Inc. issued a press release announcing the following organizational changes effective immediately:

     o B. Mayo Boddie has been named Chairman Emeritus of the Board of Directors in recognition of his long and distinguished service to the Company. Mr. Boddie has resigned his position as Chairman of the Board of Directors. He will continue to serve as a member of the Board of Directors.

     o Philip S. Payne, Chief Financial Officer and Director, has been elected Chairman of the Board of Directors. Mr. Payne will continue to serve as Chief Financial Officer.

     A copy of this press release is included as Exhibit 99.1 to this report.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits

99.1     Press Release, dated January 13, 2004, "BNP Announces Organizational
         Changes"




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  BNP Residential Properties, Inc.
                                  (Registrant)



January 14, 2004                  by:   /s/ Pamela B. Bruno
                                     ----------------------------------------
                                  Pamela B. Bruno
                                  Vice President and
                                  Chief Accounting Officer


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